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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2001


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Michigan                       0-21223                38-3273911
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500


          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER MATTERS.

On June 25, 2001 Professionals Group issued a press release announcing that the Professionals Group shareholders approved the Company's planned consolidation with Medical Assurance under a new holding company, ProAssurance Corporation.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.



Exhibit Reference Number                  Exhibit Description


       99.1                 Professionals Group, Inc.'s press release dated June
                            25, 2001.*

-------------------
* Filed herewith.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PROFESSIONALS GROUP, INC.



Date: June 25, 2001                    By: /s/ John F. Lang
                                           ------------------------------------
                                               John F. Lang
                                       Its:    Vice President, Secretary,
                                               Treasurer and Chief Financial
                                               Officer (Principal Financial
                                               Officer and Principal Accounting
                                               Officer)



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                                  Exhibit Index

Exhibit No.             Description


   99.1                 Professionals Group, Inc.'s press release dated June 25,
                        2001.